                                                                    Exhibit 21.0

                   SUBSIDIARIES OF UNISOURCE WORLDWIDE, INC.

The following list of direct and indirect subsidiaries of Unisource Worldwide, Inc. reflects record owners of the relevant subsidiaries:


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

                                              State/Country of
Company                                       Incorporation               Shareholder
----------------------------------            ----------------            -----------

Paper Corporation of North America ("PCNA")   Delaware                    100%-UWI
AOP Canada Limited                            Canada                      98%-PCNA
                                                                          2%-Alco
                                                                          Standard
                                                                          Corporation
Unisource Brands, Inc.                        Delaware                    100%-UWI
Unisource Canada, Inc.                        Canada                      100%-PCNA
Unisource Capital Corporation                 Delaware                    100%-UWI
Unisource Direct, Inc.                        Delaware                    100%-UWI
Unisource International, Inc.                 Delaware                    100%-UWI
Unisource Partners Loan Company               Delaware                    100%-UWI
Unisource Sales Corporation                   Delaware                    100%-UWI
Unisource Realty, Inc.                        Delaware                    100%-UWI
The Unisource Corporation                     Texas                       100%-UWI
(Nameholder)
Unisource Distribudora S.A. de C.V. ("UDSA")  Mexico                      99% PCNA
                                                                          1% UWI
Unisource Servicos S.A. de C.V. ("US")        Mexico                      99.99% UDSA
                                                                          .01% PCNA
Unisource DePapel, S.A. de C.V.               Mexico                      99.99% UDSA
                                                                          .01% US
Unisource Global Paper, S.A. de C.V.          Mexico                      99.99% UDSA
                                                                          .01% US
Unisource Feyra, S.A. de C.V.                 Mexico                      99.99% UDSA
                                                                          .01% US
Unisource Grafipapel, S.A. de C.V.            Mexico                      99.99%UWI
                                                                          .01% US
Unisource Centro del Papel, S.A. de C.V.      Mexico                      99.99%UWI
                                                                          .01% US
Unisource Megapapel, S.A. de C.V.             Mexico                      99.99%UWI
                                                                          .01% US
Mercantil Papelera, S.A. de C.V.              Mexico                      99.99%UWI
                                                                          .01% US
Unisource Multiplasticos S.A. de C.V.         Mexico                      99.99%UDSA
                                                                          .01% US
Unisource Empaque S.A. de C.V.                Mexico                      99.99%UDSA
                                                                          .01% US
Servicos Corporativos Unisource S.A. de C.V.  Mexico                      99.99%UDSA
                                                                          .01% US
Unisource Planeacion S.A. de C.V.             Mexico                      99.99%UDSA
                                                                          .01% US
Unisource Pimsa, S.A. de C.V.                 Mexico                      99.99%UDSA
                                                                          .01% US
Unisource Sinie, S.A. de C.V.                 Mexico                      99.99%UDSA
                                                                          .01% US
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